UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 13, 2021

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp (the “Company”) issued a press release announcing the publication of a patent application for TNX-1500 (monoclonal antibody aAnti-CD40-ligand) in development for the prevention and treatment of organ transplant rejection and treating autoimmune conditions. A copy of the press release is furnished as Exhibit 99.01 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 13, 2021, the Company closed its previously announced registered direct offering (the “Offering”) of an aggregate of 50,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $0.80 per share, for gross proceeds of $40,000,000, before deducting placement agent fees and other offering expenses.

On January 13, 2021, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.02 and is incorporated herein by reference.

On January 14, 2021, the Company announced the publication of a patent application for TNX-1500 in development for the preventing and treatment of organ transplant rejection and treating autoimmune conditions. The World Intellectual Property Organization published a patent application filed under the Patent Cooperation Treaty covering TNX-1500, a humanized monoclonal antibody (mAb) directed against CD40-ligand, which is also known as CD154, T-BAM, 5c8 antigen, TRAP and gp39. The patent application is titled “Anti-CD154 Antibodies and Uses Thereof” and published under International Publication No. WO 2021/001458 A1. If claims are granted, a patent issuing from a national stage of this application could potentially provide U.S. patent coverage for the TNX-1500 composition of matter through 2040 excluding possible patent term extensions or patent term adjustments. The Company is developing the manufacturing processes for TNX-1500 and expects Good Manufacturing Practice (GMP) TNX-1500 to be available in the third quarter of 2021.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the consummation of the Offering, the Company’s intellectual property and patent applications, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01	Press release of the Company, dated January 14, 2021

	99.02	Press release of the Company, dated January 13, 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: January 14, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer